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                                                                      Exhibit 10

                                                   February 27, 1998


INTRUST Funds Trust
3435 Stelzer Road
Columbus, OH 43219


               RE:  INTRUST FUNDS TRUST (REGISTRATION NOS. 333-22215
                    AND 811-7505)


Dear Sir/Madam:

     It is our opinion that the securities being registered will, when sold, be legally issued, fully paid and non-assessable and we hereby consent to the reference to our firm as Counsel in Post-Effective Amendment No. 3 to Registration No. 333-22215.


                                        Sincerely,



                                        BAKER & McKENZIE